Ex.99.906 CERT

N-CSRS Exhibit for Item 12(b): CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Lee T. Kranefuss, President, and Michael A. Latham, Principal Financial Officer, of iShares Trust (the “Registrant”), each certify that:

1.	The Registrant’s periodic report on Form N-CSRS for the period ended October 31, 2005 (the “Form N-CSRS”) fully complies with the requirements of Section 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Form N-CSRS fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: January 5, 2006	/s/ Lee T. Kranefuss	President
	Lee T. Kranefuss [Signature]	[Title]

Date: January 5, 2006	/s/ Michael A. Latham	Principal Financial Officer
	Michael A. Latham [Signature]	[Title]